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                                                                    Exhibit 99.1


                        REGISTRATION RIGHTS AGREEMENT



     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of April 29, 1994, among Scotsman Industries, Inc., a Delaware corporation (the "Company") and the persons and entities listed on Schedule A hereto (such persons and entities being hereinafter referred to as the "Investors").

     1. Background. Pursuant to an Agreement and Plan of Merger dated as of January 11, 1994, as amended, among the Company, Scotsman Acquisition Corporation, a Delaware corporation, DFC Holding Corporation, a Delaware corporation, The Delfield Company, a Delaware corporation, and certain of the Investors (the "Merger Agreement"), the Investors are acquiring 2,000,000 shares (the "Preferred Shares") of the Company's Series A $0.62 Cumulative Convertible Preferred Stock, par value $1.00 per share (the "Preferred Stock"), 1,200,000 shares of the Company's Common Stock, par value $.10 per share (the "Common Stock"), together with associated common stock purchase rights (the "Common Stock Purchase Rights") issued pursuant to the Rights Agreement, dated as of April 1, 1989, as amended, between the Company and Harris Trust & Savings Bank, as rights agent (such shares of Common Stock and associated Common Stock Purchase Rights being referred to as the "Scotsman Fixed Shares"). Pursuant to the Merger Agreement and the Whitlenge Share Acquisition Agreement dated as of January 11, 1994, as amended, among the Company, Whitlenge Acquisition Limited, Whitlenge Drink Equipment Limited and certain of the Investors, the Investors may acquire up to an additional 651,733 shares of Common Stock, together with associated Common Stock Purchase Rights (such additional shares of Common Stock and associated Common Stock Purchase Rights being referred to as the "Scotsman Contingent Shares"). The Preferred Shares are convertible into shares of Common Stock (the "Conversion Shares") in accordance with the Certificate of Designation of the Preferred Stock.

     2.    Registration Under Securities Act, etc.

     2.1 Registration on Request. (a) Request. Subject to Section 2.9 hereof, upon the written request of one or more holders (the "Initiating Holders") of Registrable Securities representing not less than 250,000 shares of the Registrable Securities that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities, the Company will promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will file with the Commission a registration statement under the Securities Act in accordance with Section 2.3 covering, and will use its

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best efforts to effect the registration under the Securities Act as expeditiously as practicable of,

           (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders, and

           (ii) all other Registrable Securities which the Company has been requested to register by the holders thereof (such holders together with the Initiating Holders are hereinafter referred to as the "Selling Holders") by written request given to the Company within 30 days after the giving of such written notice by the Company, all to the extent requisite to permit the disposition of the Registrable Securities so to be registered in the manner requested by the Selling Holders as specified herein.

           (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 2.1 in connection with an offering and sale of Registrable Securities by one or more Selling Holders of Registrable Securities (i) any Person other than a Selling Holder who holds registration rights with respect to securities of the Company (each, a "Registration Rights Holder"), shall have the right to include, to the extent provided in the relevant agreement between the Company and the Registration Rights Holder, in the registration made pursuant to this Section 2.1 the securities held by the Registration Rights Holders to which such registration rights relate, and (ii) the Company shall have the right to include in the registration made pursuant to this Section 2.1 securities to be issued by the Company (the securities for which Registration Rights Holders and the Company can so require registration are herein referred to as "Additional Securities"), unless in the case of an underwritten offering, the managing underwriter or underwriters of such offering shall have advised the Selling Holders and the Company in writing that the inclusion of such Additional Securities would adversely affect such offering, in which case the number of Additional Securities included in such registration shall be limited to the number that will not, in the judgment of the managing underwriter or underwriters, adversely affect the offering (such limited number to be allocated between the Company and the affected Registration Rights Holders as they determine).

           (c)  Registration Statement Form.  Registrations under this Section
2.1 shall be on an appropriate registration form of the Commission, as reasonably determined by the Company consistent with the manner of sale intended by the Selling Holders.

           (d) Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement with


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respect thereto has become effective and the Minimum Period has been completed without the occurrence of any interference described in clause (ii) below, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and such stop order, injunction, order or requirement has not been lifted, and the effectiveness of such registration statement has not thereafter been maintained for the number of days of the Minimum Period that remained at the time such registration statement was first interfered with, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied, other than by reason of some act or omission on the part of the Selling Holders, or waived.

           (e) Selection of Underwriters. The underwriter or underwriters of each underwritten offering of the Registrable Securities so to be registered shall be selected by the Selling Holders of more than 50% of the Registrable Securities so to be registered, subject to approval (not to be unreasonably withheld) by the Company.

           (f) Revocation of Request. Any Initiating Holder requesting registration pursuant to Section 2.1(a) may revoke such request prior to the effective date of the registration statement relating to such request, without incurring any liability to the Company or any other holder of Registrable Securities or other Person requesting registration of securities of the Company, by providing a written notice to the Company revoking such request not less than three business days prior to the proposed date of effectiveness of such registration statement; provided, that if such registration statement does not become effective solely because of such revocation, such Initiating Holder shall reimburse the Company for all Registration Expenses incurred in connection with such registration prior to or in connection with such revocation and, provided further, that after any such revocation, such Initiating Holder shall not, within six months after such revocation, again be entitled to revoke a request for registration pursuant to this Section 2.1(f).

           (g) Limitations on Registration on Request. Notwithstanding anything in this Agreement to the contrary, in no event will the Company be required to (i) effect, in the aggregate, more than three registrations pursuant to this Section 2.1, or (ii) effect a registration in which the aggregate number of shares of Registrable Securities is less than 250,000, or
(iii) file a registration statement pursuant to a request made under Section
2.1 within 120 days of the end of the Minimum Period relating to a previous registration requested under Section 2.1.


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           2.2  Incidental Registration.  (a)  Right to Include Registrable
Securities. If the Company at any time proposes to register any of its securities under the Securities Act by registration on Forms S-1, S-2 or S-3 or any successor or similar form(s) (except registrations on such Forms or similar form(s) solely for registration of securities in connection with an employee benefit plan (on Form S-8 or any successor form) or dividend reinvestment plan or in connection with a merger or consolidation or an exchange offer), whether or not for sale for its own account, it will, subject to Section 2.9 hereof, each such time give prompt written notice to all registered holders of Registrable Securities of its intention to do so (and, if such registration is an underwritten offering, the proposed managing underwriter or underwriters of such offering). Upon the written request of any such holder (a "Requesting Holder") made as promptly as practicable and in any event within 30 days after the receipt of any such notice (7 days after telephonic notice if the Company gives telephonic notice to all registered holders of Registrable Securities, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder, the Company will, subject to Section 2.9 hereof, use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Requesting Holders thereof, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities the Company may, at its election, give written notice of such determination to each Requesting Holder of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not its obligation to pay Registration Expenses incurred in connection with such registration) and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such securities.
No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1.

           (b) Priority in Incidental Registrations. If a registration pursuant to this Section 2.2 involves an underwritten offering and the senior managing underwriter of such underwritten offering shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number or type of Registrable Securities requested to be included in such


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registration is a number or type which would adversely affect such offering, then the Company shall include in such registration, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account, second, such Registrable Securities and other securities of the Company with respect to which the holders thereof have the right to require the Company to register such securities in connection with any registration of securities to be offered by the Company ("Other Securities") requested to be included in such registration, such Registrable Securities and Other Securities to be included in such registration pro rata on the basis of the estimated gross proceeds from the sale thereof, and third, any other securities of the Company requested to be included in such registration. There shall be no limit on the number or registrations that may be requested pursuant to this Section 2.2.

           (c) Limitations on Incidental Registrations. Notwithstanding anything in this Section 2.2 to the contrary, in no event will the Company be required to (i) grant a request to include Registrable Securities in any "shelf" registration filed pursuant to Rule 415 under the Securities Act, or any successor rule, relating solely to the offering of debt securities by the Company, or (ii) grant a request to include Registrable Securities in any registration unless the number of shares of all Registrable Securities which the Company has been so requested to register by the Requesting Holders thereof (without giving effect to the application of the foregoing subsection (b)) is at least 100,000.

           2.3 Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company will as expeditiously as possible:

           (i) prepare and file with the Commission, as promptly as practicable, but in any event no later than 120 days after receipt of a request for registration with respect to Registrable Securities (60 days in the event of a registration pursuant to Section 2.1 that is not a registration statement on Form S-1 or any successor or similar form), the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become and remain effective for the Minimum Period (defined in clause
      (ii) below), provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in the proviso to the second sentence of Section 2.2(a), its securities which are Registrable Securities) at any time


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      prior to the effective date of the registration statement relating thereto;

           (ii) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act and the rules and regulations thereunder with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities, provided that such period need not exceed 90 days (such period being referred to in this Agreement as the "Minimum Period"); furnish, prior to filing with the Commission, to each seller of Registrable Securities covered by a registration statement in connection with a registration pursuant to Section 2.1 a copy of any amendment, post-effective amendment or supplement to such registration statement or the prospectus used in connection therewith and shall not, unless required by law as advised by counsel in writing, file any such amendment or supplement to which the holders of at least 50% of the Registrable Securities covered by such registration statement shall have reasonably objected within two days after receipt of such document; notify each seller of Registrable Securities covered by a registration statement pursuant to Section 2.1 or
      2.2 of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the Minimum Period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

           (iii) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and the prospectus included therein (including each preliminary prospectus) and of each such amendment, including post-effective amendments, and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, such documents, if any, incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request;


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           (iv)  use its best efforts (x) to register or qualify all
      Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States and territories of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request in writing, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

           (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other Federal or state governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

           (vi) furnish to each seller of such Registrable Securities a signed counterpart, addressed to each such seller, of (i) an opinion of counsel for the Company (who may be in-house counsel for the Company), and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in comfort letters delivered to underwriters in underwritten public offerings of such securities (and dated the dates such opinions and comfort letters are customarily dated) and, in the case of the comfort letter, such other financial matters as the holders of more than 50% of the Registrable Securities covered by such registration statement may reasonably request;

           (vii) notify, as soon as reasonably practicable, each seller of Registrable Securities covered by such registration statement, (A) when or if the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become


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      effective, (B) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (D) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish (subject to the proviso below) to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the prompt delivery of such a supplement to or amendment of such prospectus may be delayed by the Company pursuant to
      Section 2.6(b) below.

           (viii) use its best efforts to list the Registrable Securities which are shares of Common Stock and which are covered by such registration statement with any securities exchange or automated quotation system on which the Common Stock of the Company is then listed;

           (ix) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the holders of at least 50% of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification;

           (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act (it being understood that the Company may rely upon Rule 158 of the Securities Act in its compliance with this subclause
      (x)).


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The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

           Each seller of Registrable Securities agrees, by requesting registration thereof, that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (vii)(D) of this
Section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii)(D) of this
Section 2.3 or until it is advised in writing by the Company that the use of the prospectus may be resumed (the "Advice") and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event that the Company shall give any notice of the happening of any event of the kind described in subdivision (vii)(D) of this Section 2.3, the Minimum Period with respect to such registration statement shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date of the Advice or the date when the Company furnishes to each seller of Registrable Securities covered by such registration statement copies of the amended or supplemented prospectus contemplated by subdivision (vii)(D) of this Section 2.3.

           2.4 Underwritten Offerings. (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 2.1, the Company will use its best efforts to enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, each such holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and the furnishing of an opinion of counsel and "comfort" letters from the Company's independent public accountants. The holders of the Registrable Securities proposed to be distributed by such underwriters will cooperate with the Company in the negotiation of the underwriting agreement. The holders of Registrable Securities to be distributed by such underwriters shall, at the request of such underwriters, be parties to the underwriting agreement between the Company and such underwriters, and such holders may, at their option, require that the representations and warranties by, and



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the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and the conditions precedent to the obligations of the underwriters shall be conditions precedent to the obligations of such holders. Such holders of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than reasonable representations, warranties and agreements regarding such holder, such holder's Registrable Securities, such holder's intended method of disposition and any other representations or warranties required by law.

            (b) Incidental Underwritten Offerings. If the Company proposes to register any of its securities under the Securities Act as contemplated by
Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, subject to Section 2.9 hereof, if requested by any Requesting Holder of Registrable Securities, use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Requesting Holder among the securities of the Company to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall, at the request of such underwriters, be parties to the underwriting agreement between the Company and such underwriters and such holders may, at their option, require that the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and the conditions precedent to the obligations of the underwriters shall be conditions precedent to the obligations of such holders. Such holders of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than reasonable representations, warranties and agreements regarding such holder, such holder's Registrable Securities, such holder's intended method of disposition and any other representations or warranties required by law. Notwithstanding the foregoing provisions of this Section 2.4(b), the Company need not include any Registrable Securities of any such Requesting Holder in an underwritten offering of the Company's securities under the circumstances contemplated by
Section 2.2(b) above.

           2.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel the opportunity to participate in the preparation of such registration statement, and, to the extent practicable, each amendment thereof or supplement thereto, and give each of them such access to the


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books, records and properties of the Company and its subsidiaries (to the extent customarily given to the underwriters of the Company's securities), such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements, and to have such officers and accountants supply such information, as shall be reasonably requested by any such person in connection with a reasonable investigation within the meaning of the Securities Act.

           2.6 Limitations, Conditions and Qualifications to Obligations under Registration Covenants. The obligations of the Company to use its best efforts to cause the Registrable Securities to be registered under the Securities Act are subject to each of the following limitations, conditions and qualifications:

           (a) The Company shall not be obligated to file any registration statement pursuant to Section 2.1 hereof at any time if the Company would be required to include financial statements audited as of any date other than the end of its fiscal year.

           (b) The Company shall be entitled to postpone for a reasonable period of time (but not exceeding 90 days) the filing, effectiveness, supplementing or amending of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2.1 if the Company in its good faith judgment determines that such registration and offering would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries or Affiliates then planned, pending or in progress or would require public disclosure thereof (unless public disclosure thereof has previously been made) and gives the holders of Registrable Securities requesting registration thereof pursuant to Section 2.1 prompt written notice of such determination and an approximation of the anticipated delay; provided, however, that after any exercise of its right to postpone the filing, effectiveness, supplementing or amending of a registration statement under this Section 2.6(b), the Company shall not, within six months of the expiration of any such postponement, exercise again its right of postponement under this Section 2.6(b). If the Company shall so postpone the filing of a registration statement, such holders of Registrable Securities requesting registration thereof pursuant to Section
2.1 shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which holders of Registrable Securities are entitled pursuant to Section 2.1 hereof. The Investors hereby acknowledge that any notice given by the Company pursuant to this Section 2.6(b) shall constitute material non-public information and that the United States securities laws



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prohibit any Person who has material non-public information about a company from purchasing or selling securities of such company or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

           (c) The Company shall not be obligated to file any registration statement pursuant to Section 2.1 hereof if, within 15 days after the Company's receipt of the written request of the Initiating Holders, the Company notifies such Initiating Holders that, prior to the Company's receipt of such request, it had, and it currently has, a plan or intention promptly to register its equity securities under the Securities Act. Holders of Registrable Securities shall have any rights to participate in any such registration on the terms provided in Section 2.2 hereof.

           2.7 Indemnification and Contribution. (a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to
Section 2, the Company will indemnify and hold harmless, to the full extent permitted by law, each seller of Registrable Securities thereunder, its directors, officers, partners and Affiliates, each underwriter of such Registrable Securities thereunder and each other Person, if any, who controls such seller of Registrable Securities or underwriter within the meaning of the Securities Act or the Exchange Act, against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable attorneys' fees), joint or several, to which such seller of Registrable Securities, its directors, officers, partners or Affiliates, underwriters or controlling persons may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will pay or reimburse each such seller of Registrable Securities, its directors, officers, partners and Affiliates, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished in



                                     -12
writing by any such seller of Registrable Securities, its directors, officers, partners or Affiliates, any such underwriter or any such controlling person, as the case may be, specifically for use in such registration statement, prospectus, amendment or supplement, and provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action in respect thereof) or expense arises out of such Person's failure, at or prior to the written confirmation of the sale of Registrable Securities to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission in a preliminary prospectus, to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to such Person if such statement or omission was corrected in such final prospectus and copies thereof were previously furnished to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or underwriter or any such director, officer, controlling person, partner or Affiliate and shall survive the transfer of such securities by such seller.

           (b) In the event of a registration of any Registrable Securities under the Securities Act pursuant to Section 2, each seller of Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each Person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company, each director of the Company, each underwriter and each Person who controls any underwriter within the meaning of the Securities Act or Exchange Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act, common law or otherwise, but only insofar as such losses, claims, damages or liabilities (or actions in respect thereof), arise out of or are based upon an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made in reliance upon and in conformity with information furnished in writing to the Company by such seller of Registrable Securities specifically for use in such registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, and will pay or reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided further that such seller of Registrable Securities shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action in respect thereof) or expense arises out of such Person's failure, at or prior to the written confirmation of the sale of Registrable Securities to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission in a preliminary prospectus, to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to such Person if such statement or omission was corrected in such final prospectus and copies thereof were previously furnished to such underwriter.

           (c) Promptly after receipt by an indemnified party hereunder of written notice of any claim or the commencement of any action or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 2.7 and shall only relieve it from any liability which it may have to such indemnified party under this Section 2.7 if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.7 for legal and other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that if the indemnified party shall have reasonably concluded that there are or may be legal defenses or rights available to the indemnified party (which have not been waived) in any such action which are or may be in actual or potential conflict with those available to the indemnifying party, the indemnified party shall have the right to select one law firm to act as separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable fees and expenses of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. The parties agree to cooperate in any such defense and to give each other full access to all information relevant thereto. The indemnifying party shall not be obligated to indemnify any party hereunder for any settlement entered into without the indemnifying party's prior written consent (not to be unreasonably withheld). No indemnifying party, in the defense of any such claim or litigation against an indemnified party, shall consent to entry of any judgment or enter into any settlement which provides for injunctive relief or other non-monetary relief affecting the indemnified party or that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, unless in each such case such indemnified party shall otherwise consent in writing (not to be unreasonably withheld).

           (d) In order to provide for just and equitable contribution in any case in which either (i) any seller of Registrable Securities exercising registration rights under Section 2, its directors, officers, partners or Affiliates, or any controlling person of any such seller of Registrable Securities, makes a claim for indemnification pursuant to this Section 2.7, but such indemnification is unavailable for any reason, notwithstanding the fact that this Section 2.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such seller of Registrable Securities, its directors, officers, partners or Affiliates, or any such controlling person in circumstances for which indemnification is provided under this Section 2.7; then, and in each such case, the Company and such seller of Registrable Securities shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect both the relative benefit received by the Company and such seller of Registrable Securities, its directors, officers, partners or Affiliates or any such controlling person and the relative fault of the Company and such seller of Registrable Securities, its directors, officers, partners or Affiliates or a such controlling person; provided, however, that, in any such case, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of the preceding sentence, the relative benefit received by a Person shall be deemed to be in the same proportion as the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement; and the relative fault of the Company and seller of Registrable Securities, its directors, officers, partners or Affiliates or any such controlling person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission of a material fact relates to information supplied by the Company or by the seller of Registrable Securities, its directors, officers, partners or Affiliates or any such controlling person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

           2.8 Restriction on Public Sale by Holders of Registrable Securities. Each holder of Registrable Securities agrees, if so requested by the managing underwriter or underwriters in connection with any registration statement filed by the Company pursuant to Section 2.2 in an underwritten public offering, not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such equity securities, during the three days prior to, and during the 90 day period beginning on, the effective date of such registration statement (except as a part of such registration).

           2.9 Conditions and Limitations on Registrations of Registrable Securities. The Company shall not be required to effect any registration of Registrable Securities pursuant to Section 2.2 hereof if it shall deliver to the holder or holders requesting such registration an opinion of counsel reasonably satisfactory to such holders to the effect that the Registrable Securities requested to be registered may be sold by such holder without restriction or limitation and without registration under the Securities Act.

           2.10 Expenses. All Registration Expenses, but not Selling Expenses, shall be borne by the Company.

           2.11 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any times permit the sale of the Registrable Securities to the public without registration, the Company agrees that it will:

           (a) make and keep public information available, as contemplated by Rule 144 under the Securities Act;

           (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

           (c) furnish to each holder of Registrable Securities forthwith upon its request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144.

           3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

           "Additional Securities" has the meaning specified in Section 2.1.

           "Advice" has the meaning specified in Section 2.3.

           "Affiliate" of a Person means any other Person that directly or indirectly, through one or more intermediaries, is controlled by, controls, or is under common control with, such Person.

           "Associate" of a Person means (i) a corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of a class of equity securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar capacity and (iii) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of the Person or any of its parents or subsidiaries.

           "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

           "Common Stock" has the meaning specified in Section 1.

           "Common Stock Purchase Rights" has the meaning specified in Section
1.

           "Conversion Shares" has the meaning specified in Section 1.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

           "Initiating Holder" has the meaning specified in Section 2.1.

           "Merger Agreement" has the meaning specified in Section 1.

           "Minimum Period" has the meaning specified in Section 2.3(ii).

           "Other Securities" has the meaning specified in Section 2.2.

           "Person" means a corporation, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

           "Preferred Shares" has the meaning specified in Section 1.

           "Preferred Stock" has the meaning specified in Section 1.

           "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all SEC, stock exchange and NASD registration, filing and other fees, all fees and expenses of complying with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Securities), all word processing, duplicating and printing expenses, messenger and delivery expenses, all fees and expenses incurred in connection with the listing of the Registrable Securities which are Common Stock to be registered on each securities exchange or national market system on which such securities are to be listed, all fees and disbursements of underwriters customarily paid by issuers or sellers of securities, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, and fees of transfer agents.

           "Registrable Securities" means (i) the Preferred Shares, (ii) when issued, any Conversion Shares, (iii) the Scotsman Fixed Shares and (iv) when is sued, any Scotsman Contingent Shares. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities have been sold, (b) such securities shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act,
(c) such securities shall have been otherwise transferred to a Person other than an Investor, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration of them under the Securities Act, or (d) such securities shall have ceased to be outstanding.

           "Registration Rights Holder" has the meaning specified in Section
2.1.

           "Requesting Holder" has the meaning specified in Section 2.2.

           "Scotsman Contingent Shares" has the meaning specified in Section 1.

           "Scotsman Fixed Shares" has the meaning specified Section 1.

           "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

           "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of counsel to Selling Holders.

           "Selling Holder" has the meaning specified in Section 2.1.

           4. Amendments and Waivers. This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of at least a majority of the shares of the Registrable Securities; provided, however, that if a proposed amendment, action or omission to act will affect only Preferred Shares, only Conversion Shares, only Scotsman Fixed Shares, or only Scotsman Contingent Shares, then such amendment, action or omission to act may be approved by the holder or holders of a majority or more of the affected Preferred Shares, Conversion Shares, Scotsman Fixed Shares, or Scotsman Contingent Shares, as the case may be. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 4, whether or not such Registrable Securities shall have been marked to indicate such consent.

           5. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee or trustee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

           6. Notices. All communication provided for hereunder shall be sent by postage-prepaid first-class mail, shall be deemed to be received three days after being sent, or, if earlier, the date of actual receipt, and shall be addressed as follows:

               (a) if to an Investor, addressed in the manner set forth in the Merger Agreement, or at such other address as such Investor shall have furnished to the Company in writing;

               (b) if to any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company; or

               (c) if to the Company, addressed to it in the manner set forth in the Merger Agreement, or at such other address as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

           7. Exercise of Registration Rights; Calculation of Interests. (a) Any holder of Registrable Securities may exercise the rights described in
Section 2.1, subject to the terms and conditions of this Agreement, provided that such holder is an Investor or an Affiliate or an Associate of an Investor.

           (b) For purposes of this Agreement (i) all references to a number or percentage of the Registrable Securities which includes Preferred Shares shall include, in respect of such Preferred Shares, a number of shares equal to the number of shares of Common Stock into which the Preferred Shares then outstanding are then convertible, and (ii) all references to a percentage of the Registrable Securities shall be calculated based upon the number of shares of Registrable Securities outstanding at the time such calculation is made.

           8. Successors and Assigns; Amendments. This Agreement shall be binding upon and inure to the benefit of and be enforceable by transferees of the Registrable Securities (except as otherwise provided in Section 7 and as otherwise provided herein), the parties hereto and their respective successors and assigns. The parties hereto may amend this Agreement as provided in
Section 4 without the consent of any other Person.

           9. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not to be performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

           10. Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement, except to the extent that such prohibition or invalidity would constitute a material change in the terms of this Agreement taken as a whole.

           11. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

           12. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

           13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.


           IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                            SCOTSMAN INDUSTRIES, INC.



                                            By:_____________________________
                                               Name:
                                               Title:

                                Signature Page

                        REGISTRATION RIGHTS AGREEMENT


                                     TEDDY F. REED

                                     /s/ Teddy F. Reed
                                     ------------------------------

                                Signature Page

                        REGISTRATION RIGHTS AGREEMENT



                                     RONALD A. ANDERSON

                                     /s/ Ronald A. Anderson
                                     ---------------------------

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       W. JOSEPH MANIFOLD

                                       /s/ Joseph Manifold
                                       ---------------------------

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       CHARLES R. McCOLLOM

                                       /s/ Charles R. McCollom
                                       ---------------------------

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       JOHN A. TILMANN

                                       /s/ John A. Tilmann
                                       ---------------------------

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT





                                       ROBERT L. SCHAFER

                                       /s/ Robert L. Schafer
                                       ---------------------------

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       GRAHAM E. TILLOTSON

                                       /s/ Graham E. Tillotson
                                       ---------------------------

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       ANITA J. MOFFATT

                                       /s/ Anita J. Moffatt
                                       ---------------------------

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       ANITA J. MOFFATT TRUST

                                       By  /s/ Anita J. Moffatt
                                          ----------------------------
                                          Name: Anita J. Moffatt
                                          Title: Trustee

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       JOHN A. TILMANN TRUST

                                       By  /s/ John A. Tilmann
                                          ----------------------------
                                          Name: John A. Tilmann
                                          Title: Trustee

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       KEVIN E. McCRONE

                                       /s/ Kevin E. McCrone
                                       ---------------------------

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       MICHAEL P. McCRONE

                                       /s/ Michael P. McCrone
                                       ---------------------------

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       REMO PANELLA

                                       /s/ Remo Panella
                                       ---------------------------

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       PM GROUP LIFE INSURANCE CO.

                                       By  /s/ Larry J. Card
                                          -------------------------
                                          Name:  LARRY J. CARD
                                          Title: VICE PRESIDENT

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       PACIFIC MUTUAL LIFE INSURANCE COMPANY

                                       By  /s/ Schuyler G. Lance
                                          ----------------------------------
                                          Name:  Schuyler G. Lance
                                          Title: Assistant Vice President

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       EJJM

                                       By Matthew O. Diggs, Jr.
                                          ----------------------------------
                                          Name:
                                          Title:

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       TIMOTHY C. COLLINS

                                       /s/ TIMOTHY C. COLLINS
                                       ----------------------------------

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       MATTHHEW O. DIGGS, JR.

                                       /s/ MATTHEW O. DIGGS, JR
                                       ----------------------------------

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       ONEX DHC LLC

                                       By  /s/ Donald F. West
                                          ----------------------------------
                                          Name:  Donald F. West
                                          Title: Representative

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       ONEX DHC LLC

                                       By  /s/ Eric Rosen
                                          ----------------------------------
                                          Name: ERIC ROSEN
                                          Title:

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       ONEX CORPORATION

                                       By  /s/ signature illegible
                                          ----------------------------------
                                          Name:
                                          Title:

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       ONEX U.S. INVESTMENTS, INC.

                                       By  /s/ signature illegible
                                          ----------------------------------
                                          Name:
                                          Title:

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       Graham F. Cook

                                       /s/ Graham F. Cook
                                       ----------------------------------

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       Catherine J. Cook

                                       /s/ signature illegible
                                       ----------------------------------
                                       as her attorney

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       John Rushton

                                       /s/ J Rushton
                                       ----------------------------------

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       Margaret L. Rushton

                                       /s/ J. Rushton
                                       ----------------------------------
                                       as her attorney

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       J & ML. Rushton (A/C JGR) Trust

                                       By  J. Rushton
                                           ----------------------------------
                                           Name:
                                           Title:


                                       By  J. Rushton
                                           ----------------------------------
                                           Name:
                                           Title:
                                               as her attorney

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       Michael J. de St. Paer

                                       /s/ Michael J. de st. Paer
                                       ----------------------------------

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       Wendy M. de St. Paer

                                       /s/ M. de St. Paer
                                       ----------------------------------
                                       as her attorney

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       Margaret A. de St. Paer


                                       /s/ M. de St. Paer
                                       ----------------------------------
                                       as her attorney

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       Paul L. de St. Paer

                                       /s/ M. de St. Paer
                                       ----------------------------------
                                       as his attorney

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       GF & JE Cook (A/C AJC) Trust

                                       By  GF Cook
                                           ----------------------------------
                                           Name:
                                           Title:


                                       By  JE Cook
                                           ----------------------------------
                                           Name:
                                           Title:

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       CF & JE Cook (A/C SEC) Trust

                                       By  CF Cook
                                           ----------------------------------
                                           Name:
                                           Title:


                                       By  JE Cook
                                           ----------------------------------
                                           Name:
                                           Title:

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       Jane E. Cook

                                       /s/ Jane E. Cook
                                       ----------------------------------

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       Christopher R.L. Wheeler

                                       /s/ Christopher R. L. Wheeler
                                       ----------------------------------

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       Jonathan R. Wheeler

                                       /s/ signature illegible
                                       ----------------------------------
                                       as his attorney

                                Signature Page


                        REGISTRATION RIGHTS AGREEMENT



                                       Josephine V. Wheeler

                                       /s/ signature illegible
                                       ----------------------------------
                                       as her attorney

                                SCHEDULE A TO
                        REGISTRATION RIGHTS AGREEMENT
                        -----------------------------


                                 Scotsman
Investor                         Fixed Shares                  Preferred Shares
--------                         ------------                  ----------------